SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 17, 2002


                         U.S. TIMBERLANDS COMPANY, L.P.
               (Exact name of Registrant as Specified in Charter)

       Delaware                        0-23259                 91-1842156
----------------------------         -----------            -----------------
(State or Other Jurisdiction         (Commission)           (IRS Employer
of Incorporation)                     File Number)          Identification No.)


625 Madison Avenue, Suite 10-B, New York, New York                      10022
--------------------------------------------------                      -----
   (Address of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (212) 755-1100


                                 Not Applicable
                   ------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS.
         ------------

     On October 17, 2002, U.S. Timberlands Company, L.P. (the "Company") issued the press release attached hereto as an exhibit (which is incorporated herein by reference).

ITEM 7.  FINANCIAL INFORMATION AND EXHIBITS.
         -----------------------------------

(c)      Exhibits
         ---------

99.1     Press release issued by the Company on October 17, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  U.S. TIMBERLANDS COMPANY, L.P.
                                  (Registrant)

                                  By: U.S. Timberlands Services Company, L.L.C.


                                  By:   /s/  John M. Rudey
                                     --------------------------------
                                     Name: John M. Rudey
                                     Title: Chief Executive Officer
Date:    October 17, 2002


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                                INDEX TO EXHIBITS


Exhibit No.                                                             Page No.
-----------                                                             --------

99.1     Press release issued by the Company on October 17, 2002          5



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